UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 18, 2011

Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 30, 2011, Northrim Bank (the "Bank"), the wholly owned subsidiary of Northrim BanCorp, Inc., announced by press release the appointment of its President, Joseph M. Beedle, as the Bank’s Chief Executive Officer and his appointment to the Bank’s Board of Directors, effective August 18, 2011, increasing the number of the Bank’s directors from 11 to 12. As part of the Bank’s succession plan, R. Marc Langland is stepping down as the Chief Executive Officer of the Bank, effective August 18, 2011, but will remain Chairman of the Board, President and Chief Executive Officer of Northrim BanCorp, Inc. and Chairman of the Board of Northrim Bank.

Mr. Beedle also serves as Executive Vice President of Northrim BanCorp, Inc., a position he has held since 2006. Mr. Beedle served as Executive Vice President and Chief Lending Officer of the Bank from 2006 until his appointment as President of Northrim Bank in 2009. As the Bank’s President and Chief Executive Officer, Mr. Beedle will retain primary responsibility for lending.

Attached as Exhibit 99.1 is the press release issued on August 30, 2011, announcing Mr. Beedle’s appointment as Chief Executive Officer of Northrim Bank and Mr. Beedle’s appointment to the Board of Directors of Northrim Bank.

This information is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable.

(b) Proforma financial information – not applicable.

(c) EXHIBITS DESCRIPTION

99.1 Press Release dated August 30, 2011 announcing the appointment of
Joseph M. Beedle as the Chief Executive Officer of Northrim Bank
and Mr. Beedle's appointment to the Board of Directors of
Northrim Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

August 30, 2011	By:	Joseph M. Schierhorn

Name: Joseph M. Schierhorn
Title: Executive Vice President, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 30, 2011 announcing the appointment of Joseph M. Beedle as the Chief Executive Officer of Northrim Bank and Mr. Beedle's appointment to the Board of Directors of Northrim Bank.